U.S. Diversified Real Estate ETF	Summary Prospectus
Trading Symbol: PPTY	June 30, 2025

Listed on NYSE Arca, Inc.	videntam.com/etf/us-diversified-real-estate-etf/
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated June 30, 2025, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at videntam.com/etf/us-diversified-real-estate-etf/. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.

Investment Objective
The U.S. Diversified Real Estate ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the USREX – U.S. Diversified Real Estate Index™ (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.53%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.53%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended February 28, 2025, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategy
The Fund uses a “passive management” – or indexing – investment approach to track the performance, before fees and expenses, of the Index.
USREX – U.S. Diversified Real Estate Index
The Index uses a rules-based methodology to provide diversified exposure to the liquid U.S. real estate market.
Construction of the Index begins with the universe of U.S.-listed equity securities with a market capitalization of at least $750 million and meeting certain liquidity thresholds (the “Equity Universe”). Companies in the Equity Universe are then screened to keep only those that derive at least 85% of their income from ownership or management of real property. Companies that meet this criterion are then screened to remove companies that are externally managed or that have a low percentage of their shares directly or indirectly available to the public. The companies remaining after the above screens constitute the Index’s investment universe.

The Index is designed to ensure diversification by property type and by location, while favoring companies with prudent leverage (i.e., the debt-to-enterprise value ratio of real estate investments). Companies in the Index’s investment universe may not be included in the Index due to certain leverage levels. Individual securities are subject to a maximum weighting of 4% at the time of each reconstitution of the Index.
The Index rules assign each company in the Index a classification (each, a “Property Type”) based on the percentage of the company’s assets invested in a particular property type. The Property Types included in the Index and the weight allocated to each Property Type, as of each Index reconstitution date, are as follows:

Residential	21.1%	Hotel	7.1%	Manufactured Home	2.1%
Office	16.2%	Health Care	8.5%	Self-Storage	2.2%
Industrial	13.9%	Data Center	8.1%	Home	0%
Retail	13.2%	Diversified	7.7%
Alternative and specialty Property Types not shown above, e.g., infrastructure, casinos, billboards, prisons, are excluded from the Index.
The Index seeks to diversify the geographic exposure of each Property Type by weighting each company within a Property Type based on the value and location of each property owned by such company. For each of the Residential, Office, Industrial, Retail, and Diversified Property Types, the Index calculates a target weight for each of the largest metropolitan areas in the United States based on factors related to population and productivity (each, a “Metro Area”), generally assigning higher target weights to Metro Areas with larger populations and greater productivity. The Index seeks to weight companies in each such Property Type so as to allocate the target weight assigned to each Metro Area, if any.
The Index also establishes target leverage levels by Property Type. Allocations to a company are reduced in proportion to the extent to which such company’s leverage level exceeds the greater of (i) the target leverage level for the applicable Property Type or (ii) the weighted average leverage level for the applicable Property Type.
The Index is reconstituted and rebalanced semi-annually in January and July. To reduce turnover, lower market capitalization and liquidity thresholds apply to companies included in the Index with respect to whether they are removed at the time of a reconstitution.
The Index is expected to be primarily composed of companies that qualify as real estate investment trusts (“REITs”) but may also include real estate companies that are not tax-qualified REITs.
The Index was created on January 9, 2018 by Vident Financial, LLC, the former parent company of Vident Asset Management (“Vident” or the “Adviser”), for use by the Fund. The Adviser now also serves as the Index provider.
The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in real estate companies principally traded on a U.S. exchange. The foregoing policy may be changed without shareholder approval upon 60 days’ written notice to shareholders. For purposes of the foregoing policy, the Fund defines “real estate companies” to mean companies that (i) earn a majority of their revenue or income from or have a majority of their assets invested in owning or managing real estate properties or (ii) are structured as REITs.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index in approximately the same proportion as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Fund’s adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. The Index, and consequently the Fund, is expected to generally be concentrated in real estate-related industries.

Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund”.
•Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated, and the Index is expected to be concentrated in real estate-related industries. Accordingly, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. In addition, at times, real estate-related industries may be out of favor and underperform other industries or groups of industries or the market as a whole.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, trade wars and tariffs, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
◦Trading. Although Shares are listed for trading on NYSE Arca, Inc. (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares, and this could lead to differences between the market price of the Shares and the underlying value of those Shares.
•Models and Data Risk. The composition of the Index is heavily dependent on a proprietary quantitative model as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to reflect the errors, too.

•Passive Investment Risk. The Fund is not actively managed, and its adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•Real Estate Investment Risk. Investments in real estate companies involve unique risks. Real estate companies, including REITs and real estate operating companies, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in real estate companies entails certain risks associated with the direct ownership of real estate, such as a decrease in value of real estate, as well as the real estate industry in general. Many factors may affect real estate values, including general, regional and local economic conditions, fluctuations in interest rates and property tax rates, the amount of new construction in a particular area, laws and regulations affecting real estate (including zoning and tax laws, environmental regulations, and other governmental action, such as the exercise of eminent domain), and the costs of owning, maintaining and improving real estate. The availability of mortgages may also affect real estate values. Real estate companies are also subject to heavy cash flow dependency, increased operating expenses, the skill of management, changes in property values and rental rates, overbuilding, losses due to natural disasters, casualty or condemnation, defaults by borrowers, and self-liquidation.
In addition to these risks, property-owning REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage-based REITs may be affected by the quality of any credit extended. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments. In addition, the Fund holds interests in REITs, and it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level).
•Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.
•Tracking Error Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of the Index, the S&P 500® Index, a broad measure of U.S. equity market performance and the Fund’s primary benchmark index, and the MSCI US REIT Gross Index, the Fund’s secondary benchmark index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at videntam.com/etf/us-diversified-real-estate-etf/.

Calendar Year Total Return

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
29.75%
-7.06%
40.13%
-26.06%
12.73%
10.08%
2019
2020
2021
2022
2023
2024

For the year-to-date period ended March 31, 2025, the Fund’s total return was -2.12%.
During the period of time shown in the bar chart, the Fund’s highest quarterly return was 17.02% for the quarter ended March 31, 2019, and the lowest quarterly return was -25.49% for the quarter ended March 31, 2020.
Average Annual Total Returns
For the Periods Ended December 31, 2024

U.S. Diversified Real Estate ETF	1 Year	5 Years	Since Inception (3/26/18)
Return Before Taxes	10.08%	3.63%	7.57%
Return After Taxes on Distributions	9.14%	2.84%	6.70%
Return After Taxes on Distributions and Sale of Fund Shares	6.18%	2.52%	5.66%
USREX – U.S. Diversified Real Estate Index™ (reflects no deduction for fees, expenses, or taxes)	10.75%	4.21%	8.05%
S&P 500® Index[1] (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	14.36%
MSCI US REIT Gross Index[1] (reflects no deduction for fees, expenses, or taxes)	8.75%	4.31%	7.79%
1In connection with newly adopted SEC regulations applicable to the Fund, the S&P 500® Index is the Fund’s new broad-based securities market index. The Fund will continue to show index performance for the MSCI US REIT Gross Index, an additional benchmark index that the Adviser believes provides a more applicable comparison to the Fund’s investments.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Portfolio Management

Adviser	Vident Asset Management (“Vident” or the “Adviser”)
Portfolio Managers	Austin Wen, CFA, Senior Portfolio Manager for Vident, has been a portfolio manager of the Fund since December 2018.
Rafael Zayas, CFA, SVP, Head of Portfolio Management and Trading for Vident, has been a portfolio manager of the Fund since June 2020.

Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at videntam.com/etf/us-diversified-real-estate-etf/.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.